Exhibit 99.1

TreeHouse Foods Announces Reorganization Designed to Optimize Business and Further Create Value for Customers

OAK BROOK, Ill., Feb. 26, 2020 /PRNewswire/ — TreeHouse Foods, Inc. (NYSE: THS) today announced a series of organizational changes designed to optimize the business and further create value for customers. Beginning in the first quarter of 2020, TreeHouse will reorganize from three divisions, currently structured according to product category (Baked Goods, Beverages and Meal Solutions), to two divisions, organized according to market dynamics – Snacking & Beverages and Meal Preparation.

“Following an in-depth review of our categories and strategies, we have decided to organize ourselves in a manner that we believe best serves our customers,” said Steve Oakland, CEO and President of TreeHouse Foods. “The retail grocery landscape continues to evolve and be very competitive, and our customers are looking to solve two fundamentally different goals. First, to help demonstrate value to the consumer and improve margins that they can invest to drive consumer traffic; and second, to help introduce uniqueness and innovation, so they can differentiate themselves and be more relevant to their distinct shopper base. Our reorganization not only enables us to align our resources to help our customers achieve their goals, but it also better positions us for growth going forward.”

Snacking & Beverages

The Snacking & Beverages division will include categories which show greater growth potential in the marketplace, specifically: Bars, Broth, Candy, Cookies & Crackers, Griddle, Pita, Powdered & Liquid Beverages, Pretzels, Tea, and Other Blends. In 2019, the Snacking & Beverages division had revenue of approximately $1.7 billion.

The focus of the division will be on revenue growth, and research, development and commercialization will be geared toward evolving consumer trends. The reorganization of Snacking & Beverages will enable TreeHouse to apply the proper resources to meet its retail customers’ goals around experience, uniqueness and differentiation in private label.

In a separate press release issued today, the Company announced that Kevin G. Jackson has joined TreeHouse as President, Snacking & Beverages, and will report to Steve Oakland, CEO and President. Mr. Jackson was most recently Senior Vice President, U.S. Retail Sales & North American Away From Home Division, with The J.M. Smucker Company. Moe Alkemade, President of the Beverages division, will be leaving TreeHouse to pursue other opportunities.

The Company noted that Mr. Jackson is currently governed by a non-competition agreement on coffee, and as a result, the Single Serve Coffee business will be managed within the Meal Preparation division at least through the end of 2020.

Meal Preparation

The Meal Preparation division will be comprised of the following categories: Bouillon, Cheese & Pudding, Hot Cereal, Non-Dairy Creamer, Pasta & Dry Dinners, Pickles, Pourable & Spoonable Dressings, Preserves, Red Sauces, Refrigerated Dough, Sauces, Single Serve Coffee, and Syrup. In 2019, the Meal Preparation division had revenue of approximately $2.6 billion.

The focus of the division will be on productivity, efficiency and cash flow. Operational progress will be driven by continuous improvement and value engineering. The reorganization allows TreeHouse to apply resources that better align with customers’ goals for driving value within the center of the retail grocery store.

Mark Fleming, currently President, Baked Goods, will serve as President, Meal Preparation. Given the division’s focus on operating efficiency, Mr. Fleming will report to Shay Braun, Chief Operations Officer. Mr. Braun will continue to maintain his current supply chain responsibilities.

Additional organizational changes

Triona Schmelter, currently President, Meal Solutions, will take on the newly created role of Chief Transformation Officer. She will focus her efforts on how the Company leverages shared resources across the organization, including its approach to distribution and logistics, sourcing and shared business services. In this new role, Ms. Schmelter will work with the functional leaders to build capabilities for the future and capture savings to drive growth.

Transition expenses related to the reorganization will be handled within the Company’s TreeHouse 2020 restructuring program. As a result, cash restructuring expenses, as well as selling, general and administrative savings have already been contemplated within the Company’s 2020 guidance issued February 13.

ABOUT TREEHOUSE FOODS

TreeHouse Foods, Inc. is a leading manufacturer and distributor of private label packaged foods and beverages in North America. We have over 40 production facilities across the United States, Canada and Italy, and our vision is to be the undisputed solutions leader for custom brands for our customers. Our extensive product portfolio includes snacking, beverages and meal preparation products, available in shelf stable, refrigerated, frozen and fresh formats. We have a comprehensive offering of packaging formats and flavor profiles, and we also offer natural, organic and preservative-free ingredients across almost our entire portfolio. Our purpose is to make high quality food and beverages affordable to all.

Additional information, including TreeHouse’s most recent statements on Forms 10-Q and 10-K, may be found at TreeHouse’s website, http://www.treehousefoods.com.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information are based on our beliefs, as well as assumptions made by us, using information currently available. The words “anticipate,” “believe,” “estimate,” “project,” “expect,” “intend,” “plan,” “should,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, projected, expected, intended, or planned. We do not intend to update these forward-looking statements following the date of this press release.

Such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this press release and other public statements we make. Such factors include, but are not limited to: the success of our restructuring programs, our level of indebtedness and related obligations; disruptions in the financial markets; interest rates; changes in foreign currency exchange rates; customer concentration and consolidation; raw material and commodity costs; competition; our ability to continue to make acquisitions in accordance with our business strategy; changes and developments affecting our industry, including consumer preferences; the outcome of litigation and regulatory proceedings to which we may be a party; product recalls; changes in laws and regulations applicable to us; disruptions in or failures of our information technology systems; labor strikes or work stoppages; and other risks that are set forth in the Risk Factors section, the Legal Proceedings section, the Management’s Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Annual Report on Form 10-K for the year ended December 31, 2019, and from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made when evaluating the information presented in this press release. TreeHouse expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in its expectations with regard thereto, or any other change in events, conditions or circumstances on which any statement is based.

CONTACT: PI Aquino, Vice President, Investor Relations, 708.483.1331